Exhibit 99(a)

 TrustCo Bank Corp NY2025 annual meeting of shareholders  Robert J. McCormick  Chairman, President, and CEO

Company Profile

Branch and Lending Areas
136 Branch Locations


New York - 18 Counties, 82 Branches
Vermont - 1 County, 1 Branch
Massachusetts - 1 County, 1 Branch
Florida - 21 Counties, 51 Branches
New Jersey - 1 County, 1 Branch

Map key:
Blue = Counties with a physical Trustco Bank branch
Yellow = Counties Trustco Bank lends in

Q1 2025 Financial Highlights

Assets: $6.3bn

Gross Loans: $5.1bn

Deposits: $5.5bn

Florida deposits: $1.1 bn
Florida loans: $1.8bn

Company Overview

Headquarters	Glenville, NY
Founded	1902
Ticker	NASDAQ: TRST
Market Cap[1]	602m
Branches[2]	136
Employees	740
Institutional Ownership	68.57%

Leadership:

Chairman, President, and CEO	Robert J. McCormick

Lines of Business

Consumer Banking		Commercial Banking	Other Services
▪ Retail Banking with 136 branch locations ▪ Access to over 55,000 ATMs worldwide[4] ▪ Online and Mobile Banking	• Home Lending • Personal Lending • Treasury Services • Consumer loans	• Commercial Lending • Business Banking • Small Business Administration Lending	• Wealth Management • Advisory Services • Fiduciary Services • Retirement Services • Insurance Services • Cannabis Banking

Note: Data as of 12/31/2024 unless noted:
1. Market Cap as of 5/1/2025
2. Branches as of 5/8/2025
3. Trustco Bank is a member of the Allpoint and Publix Super Market ATM networks

TrustCo Bank Corp NY Annual Meeting 2025

 Longevity of our Branches  Mont Pleasant, NY  Brandywine, NY  Upper Union, NY  Mayfair, NY  Troy, NY  123 Years Strong  Main Office: 1902

 Recent Branch Relocations  Western Avenue Branch   1450 Western Ave  Albany, NY 12203  Relocated from Stuyvesant Plaza   Drive-through added  Opened April 2025  Glens Falls Branch   37 Bay Street  Glens Falls, NY 12801  Increased customer accessibility   Drive-through added  Opened April 2025

 Pillar of Strength  Solid Earnings   Noninterest income $19.8m Net Income $48.8m Diluted Earnings per Share $2.57  an 8% increase over the prior year  Strong Balance Sheet   Total Deposits $5.4 billion CET1 19.30% Tier 1 Leverage Ratio 11.05%  Healthy Returns  Total shareholder return $106.14 ROATCE 8.49% ROAA 0.80%

 6  Q1 2025 Performance Highlights     2.64%  Net Interest Margin (YTD)     2.2%   Loan Growth   (since Q1 2024)     0.37%  NPLs to Total Loans     $36.16  Book Value  Per Share  Year over year loan growth of $104.7 million on average, or 2.1%. Loan portfolio continues to reach new highs, quarter after quarter  Continued strong asset quality. TRST had seven consecutive quarters of net recoveries from 2022-2023, two consecutive quarters in 2024, and booked another recovery Q1 2025  Capital continues to grow. Consolidated equity to assets increased to 10.85%, an increase of 3.2% since March 31, 2024  Book value was $36.16, up $2.04 since Q1 2024  Net income of $14.3 million, up over 17% from $12.1 million in Q1 2024  ROAA and ROAE improvement from Q4 2024: 0.93% up from 0.73%, and 8.49% up from 6.70%, respectively  First Quarter 2025:   TrustCo Bank Corp NY Annual Meeting 2025

 Consistent, Organic, Loan Growth  7  3.6% annualized growth since 2010, and an 2.2% increase since the first quarter of 2024  TrustCo Bank Corp NY Annual Meeting 2025

 Consistently Strong Credit Quality Compared to Peers  8  Net Charge-Offs (Recoveries) / Average Loans  TrustCo continues to demonstrate exemplary credit quality through its sound underwriting and loan servicing  1 See slide 12 for a list of the companies that comprise TrustCo’s peer group.  TrustCo Bank Corp NY Annual Meeting 2025

 As of December 31, 2023  TrustCo Bank Corp NY   9  Strong Capital Levels Compared to Peers  Common Equity Tier 1 Ratio:  TRST consistently outranks its peer group in strength of Capital  (%)  TrustCo Bank Corp NY Annual Meeting 2025

 TrustCo Bank Corp NY Annual Meeting 2025  10  Increases shown are a percent change from prior amount.   Source: Blooomberg and S&P Capital IQ  Reliable Dividends Paid to our Shareholders Since 1904  $782 million paid in dividends to shareholders since 2000   TRST’s dividend yield ranks in the top 90th percentile of its peer group, and the 81st percentile of all   U.S. public companies

 TrustCo in the Community  TrustCo Bank Corp NY Annual Meeting 2025  11  Financial Literacy Class in Florida  Just Our Soldiers’ Helpers – JOSH  Greenwich Chamber of Commerce   Lighted Tractor Parade  Ronald McDonald House Charities Trustco Bank Home Town House

 Questions?  12  Thank you for Attending

Peer Group

Institution	Ticker	City	State
Arrow Financial Corp.	AROW	Glens Falls	NY
BCB Bancorp Inc.	BCBP	Bayonne	NJ
Capital City Bank Group Inc.	CCBG	Tallahassee	FL
CNB Financial	CCNE	Clearfield	PA
Columbia Financial	CLBK	Fair Lawn	NJ
ConnectOne Bancorp Inc.	CNOB	Englewood Cliffs	NJ
Financial Institutions Inc.	FISI	Warsaw	NY
FineMark Holdings, Inc.	FNBT	Fort Myers	FL
First Commonwealth Financial	FCF	Indiana	PA
Flushing Financial Corp.	FFIC	Uniondale	NY
HarborOne Bancorp Inc	HONE	Brockton	MA
Kearny Financial Corp.	KRNY	Fairfield	NJ
Mid Penn Bancrop	MPB	Millersburg	PA
NBT Bancorp Inc.	NBTB	Norwich	NY
Northfield Bancorp	NFBK	Woodbridge	NJ
S&T Bancorp	STBA	Indiana	PA
The First Long Island Corp.	FLIC	Glen Head	NY
Tompkins Financial Corporation	TMP	Ithaca	NY
Univest Financial Corp.	UVSP	Souderton	PA

13

Appendix A     Forward-Looking Statements  All statements in this presentation that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future development, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, including our expectations regarding future loan growth, future credit quality, or future dividends. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by volatility in financial markets and macroeconomic or geopolitical concerns related to inflation, changes in United States and foreign trade policy, continued elevated interest rates and ongoing armed conflicts (including the Russia/Ukraine conflict and the conflict in Israel and surrounding areas). TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: future changes in interest rates; external economic factors, such as changes in monetary policy, ongoing inflationary pressures and continued elevated prices; exposure to credit risk in our lending activities; our increasing commercial loan portfolio; the sufficiency of our allowance for credit losses on loans to cover actual loan losses; our ability to meet the cash flow requirements of our depositors or borrowers or meet our operating cash needs to fund corporate expansion and other activities; claims and litigation pertaining to fiduciary responsibility and lender liability; the enforcement of federal cannabis laws and regulations and its impact on our ability to provide services in the cannabis industry; our dependency upon the services of the management team; our disclosure controls and procedures’ ability to prevent or detect errors or acts of fraud; the adequacy of our business continuity and disaster recovery plans; the effectiveness of our risk management framework; the impact of any expansion by us into new lines of business or new products and services; an increase in the prevalence of fraud and other financial crimes; the impact of severe weather events and climate change on us and the communities we serve, including societal responses to climate change; environmental, social and governance risks, as well as diversity, equity, and inclusion-related risks, and their impact on our reputation and relationships; the chance of a prolonged economic downturn, especially one affecting our geographic market area; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the soundness of other financial institutions; U.S. government shutdowns, credit rating downgrades, or failure to increase the debt ceiling; fluctuations in the trust wealth management fees we receive as a result of investment performance; the impact of regulatory capital rules on our growth; changes in laws and regulations, including changes in cybersecurity or privacy regulations; restrictions on data collection and use; our compliance with the USA PATRIOT Act, Bank Secrecy Act, and other laws and regulations that could result in material fines or sanctions; changes in tax laws; limitations on our ability to pay dividends; TrustCo Realty Corp.’s ability to qualify as a real estate investment trust; changes in accounting standards; competition within our market areas; consumers and businesses’ use of non-banks to complete financial transactions; our reliance on third-party service providers; the impact of data breaches and cyber-attacks; the development and use of artificial intelligence; the impact of a failure in or breach of our operational or security systems or infrastructure, or those of third parties; the impact of an unauthorized disclosure of sensitive or confidential client or customer information; the impact of interruptions in the effective operation of our computer systems; the impact of anti-takeover provisions in our organizational documents; the impact of the manner in which we allocate capital; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, our subsequent quarterly reports on Form 10-Q or other securities filings, as well as our upcoming quarterly report on Form 10-Q for the first quarter of 2025. The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this presentation. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.